                                                                    EXHIBIT 24.1

                             EDISON INTERNATIONAL

                               POWER OF ATTORNEY



          The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint BRYANT C. DANNER, ALAN J. FOHRER, THEODORE F. CRAVER, JR., BEVERLY P. RYDER, MARY C. SIMPSON, GEORGE T. TABATA, KENNETH S. STEWART, PAIGE W. R. WHITE, TIMOTHY W. ROGERS, VICTORIA W. SCHWARTZ, BONITA J. SMITH, EILEEN B. GUERRERO, POLLY L. GAULT, AND BEVERLY K. MARSHALL, or any of them, to act severally as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed with the Securities and Exchange Commission or any other governmental or regulatory authority one or more registration statements, and any and all exhibits, supplements and/or amendments thereto, and any other necessary documents, for the purpose of registering under the Securities Act of 1933 up to $2.5 billion of bonds, notes, debentures, preferred securities, or other debt securities, or preferred or common stock, or other equity securities, to be issued by Edison International, and qualifying one or more indentures in connection with such securities under the Trust Indenture Act of 1939 or any other applicable laws, and for the further purpose of taking any other actions necessary to comply with the laws, rules or regulations of any governmental or regulatory entity relating to such securities, granting unto said attorneys-in-fact, and each of them full power and authority to do and perform every act and thing whatsoever necessary or appropriate as fully and to all
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intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

          Executed at Rosemead, California, as of this 27th day of May, 1999.

                            EDISON INTERNATIONAL


                            By:  /s/ John E. Bryson
                                 ------------------------------
                                 JOHN E. BRYSON
                                 Chairman of the Board
                                 and Chief Executive Officer

Attest:

/s/ Beverly P. Ryder
----------------------------
BEVERLY P. RYDER
Secretary



Principal Executive Officer:


/s/ John E. Bryson                           Chairman of the Board, Chief
----------------------------
John E. Bryson                               Executive Officer and Director



Principal Financial Officer:


/s/ Alan J. Fohrer                           Executive Vice President
----------------------------
Alan J. Fohrer                               and Chief Financial Officer



Controller and Principal Accounting Officer:


/s/ Thomas M. Noonan                         Vice President and Controller
------------------------
Thomas M. Noonan

                                       2
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Directors:

/s/ Winston H. Chen           Director            /s/ Ronald L. Olson            Director
---------------------------                       ---------------------------
Winston H. Chen                                   Ronald L. Olson

/s/ Warren Christopher        Director            /s/ James M. Rosser            Director
---------------------------                       ---------------------------
Warren Christopher                                James M. Rosser

/s/ Stephen E. Frank          Director            /s/ Robert H. Smith            Director
---------------------------                       ---------------------------
Stephen E. Frank                                  Robert H. Smith

/s/ Joan C. Hanley            Director            /s/ Thomas C. Sutton           Director
---------------------------                       ---------------------------
Joan C. Hanley                                    Thomas C. Sutton

/s/ Carl F. Huntsinger        Director            /s/ Daniel M. Tellep           Director
---------------------------                       ---------------------------
Carl F. Huntsinger                                Daniel M. Tellep

/s/ Charles D. Miller         Director            /s/ Edward Zapanta             Director
---------------------------                       ---------------------------
Charles D. Miller                                 Edward Zapanta

/s/ Luis G. Nogales           Director
---------------------------
Luis G. Nogales

                                       3